STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ DANIEL S. GOODRUM                                              Date: 7/18/00

---------------------
Daniel S. Goodrum
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ WILTON LOONEY                                                  Date: 7/18/00

-----------------
Wilton Looney
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ CHAMPNEY A. MCNAIR                                             Date: 7/18/00

---------------------
Champney A. McNair
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ F. WENDELL GOOCH                                               DATE: 7/18/00

--------------------
F. Wendell Gooch
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ T. GORDY GERMANY                                               DATE: 7/18/00

--------------------
T. Gordy Germany
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ DR. BERNARD F. SLIGER                                          DATE: 7/18/00

-------------------------
Dr. Bernard F. Sliger
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JONATHAN T. WALTON                                             DATE: 7/18/00

----------------------
Jonathan T. Walton
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JAMES O.ROBBINS                                                DATE: 7/19/00

-------------------
James O. Robbins
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ THOMAS GALLAGHER                                               DATE: 7/18/00

--------------------
Thomas Gallagher
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ MARK E. NAGEL                                                  DATE: 7/19/00

-----------------
Mark E. Nagel
President

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd B. Cipperman and Mark E. Nagle, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trusts' shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/S/ JENNIFER SPRATLEY                                              Date: 7/26/00

---------------------
Jennifer E. Spratley
Treasurer and Chief Financial Officer